                                 FOURTH AMENDMENT TO
                     FIRST AMENDED AND RESTATED CREDIT AGREEMENT


     This FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "AGREEMENT") is entered into as of June 30, 1998 (the "EFFECTIVE DATE"), by and among Haggar Clothing Co., a Nevada corporation, f/k/a Haggar Apparel Company (the "COMPANY"), Haggar Corp., a Nevada corporation ("HAGGAR"), the banks listed on the signature pages of this Agreement (collectively, the "BANKS"), Chase Bank of Texas, National Association, a national banking association, f/k/a Texas Commerce Bank National Association, individually and as agent (the "AGENT") for the Banks, and is consented to by Haggar and the domestic subsidiaries of the Company listed on the signature pages of this Agreement (collectively, the "SUBSIDIARIES").

                                   R E C I T A L S:

     WHEREAS, pursuant to that certain First Amended and Restated Credit Agreement (as heretofore and herein amended, the "CREDIT AGREEMENT") dated as of September 18, 1996, executed by and among the Company, Haggar, the Banks and the Agent, the Banks agreed to make advances to the Company on certain terms and conditions set forth therein (each capitalized term used but not defined herein shall have the meaning given to such term in the Credit Agreement, as amended); and

     WHEREAS, the Credit Agreement was amended by First Amendment to First Amended and Restated Credit Agreement dated as of December 31, 1996, and pursuant to Article 1 thereof, the Termination Date was extended to December 31, 1999, by notice from the Company dated April 25, 1997, and written concurrence by the Banks pursuant to request dated April 30, 1997; and

     WHEREAS, the Credit Agreement was further amended by Second Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1997, and by Third Amendment to First Amended and Restated Credit Agreement dated as of December 15, 1997;

     WHEREAS, upon the execution of this Agreement, Bank of Scotland (the "WITHDRAWING BANK") is withdrawing from the Credit Agreement and the Banks are adjusting their relative Commitment amounts;

     WHEREAS, the Company has requested that the Termination Date be extended and that certain definitions be modified as set forth below; and

     WHEREAS, the Agent and the Banks are agreeable to such request under the present circumstances and in consideration of certain additional amendments to the Credit Agreement as set forth below.

FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 1

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Company, Haggar, the Banks and the Agent hereby agree as follows:

                                  A G R E E M E N T:

     1. AMENDMENT TO DEFINITIONS. The following definitions are hereby amended in their entirety to read as follows:

          "CD Margin" means (a) at any time when the Funded Debt Ratio is equal to or less than 1.50 to 1, three-quarters of one percent (3/4%) per annum,
     (b) at any time when the Funded Debt Ratio is greater than 1.50 to 1 but less than or equal to 2.00 to 1, one percent (1%) per annum, (c) at any time when the Funded Debt Ratio is greater than 2.00 to 1 but less than or equal to 2.50 to 1, one and one-eighth percent (1-1/8%) per annum, (d) at any time when the Funded Debt Ratio is greater than 2.50 to 1 but less than or equal to 3.00 to 1, one and one-quarter percent (1-1/4%) per annum, and (e) at any time when the Funded Debt Ratio is greater than 3.00 to 1, one and three-eighths percent (1-3/8%) per annum. Each adjustment to the previously calculated CD Margin shall be effective five (5) Business Days following the Agent's receipt of the reports to be delivered by the Company pursuant to Sections 6.1(a), (b) and (c).

          "Eurodollar Margin" means (a) at any time when the Funded Debt Ratio is equal to or less than 1.50 to 1, five-eighths of one percent (5/8%) per annum, (b) at any time when the Funded Debt Ratio is greater than 1.50 to 1 but less than or equal to 2.00 to 1, seven-eighths of one percent (7/8%) per annum, (c) at any time when the Funded Debt Ratio is greater than 2.00 to 1 but less than or equal to 2.50 to 1, one percent (1%) per annum, (d) at any time when the Funded Debt Ratio is greater than 2.50 to 1 but less than or equal to 3.00 to 1, one and one-eighth percent (1-1/8%) per annum, and (e) at any time when the Funded Debt Ratio is greater than 3.00 to 1, one and one-quarter percent (1-1/4%) per annum. Each adjustment to the previously calculated Eurodollar Margin shall be effective five (5) Business Days following Agent's receipt of the reports to be delivered by the Company pursuant to Sections 6.1(a), (b) and (c).

          "Termination Date" means June 30, 2001, unless the Commitments are terminated prior to such date pursuant to Sections 2.4 or 9.1; provided, however, if the Agent receives written notice from the Company by April 30, 1999 (and consent by Haggar and Domestic Subsidiaries); and each April thereafter, of its intention to extend for one (1) additional year (and the Company receives notice from the Agent by June 15, 1999, and each June 15 thereafter, of the election of all the Banks to so extend), then the Termination Date shall be extended for one (1) additional year, unless the Commitments are terminated prior to such extended date pursuant to Sections
     2.4 or 9.l.

FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 2

     2. AMENDMENT TO COMMITMENTS. The Commitment of each Bank is hereby revised to equal the amount set opposite such Bank's name on the signature pages of this Agreement.

     3. AMENDMENT TO SECTION 2.5(A). Section 2.5(a) is hereby amended in its entirety to read as follows:

          (a) On each Payment Date and on the Termination Date, a commitment fee equal to a fluctuating percentage of the average daily amount of the Total Commitments minus the sum of (i) the outstanding principal amount of all Advances and (ii) the Letter of Credit Exposure during the quarter ending on and including such Payment Date, or such shorter period ending on and including the Termination Date, as the case may be. The percentage shall be equal to the following: (a) at any time when the Funded Debt Ratio is equal to or less than 1.50 to 1, one-fifth of one percent (1/5%) per annum, (b) at any time when the Funded Debt Ratio is greater than 1.50 to 1 but less than or equal to 2.00 to 1, nine-fortieths of one percent (9/40%) per annum,(c) at any time when the Funded Debt Ratio is greater than 2.00 to 1 but less than or equal to 2.50 to 1, one-quarter of one percent (1/4%) per annum, (d) at any time when the Funded Debt Ratio is greater than 2.50 to 1 but less than or equal to 3.00 to 1, three-tenths of one percent (3/10%) per annum, and (e) at any time when the Funded Debt Ratio is greater than 3.00 to 1, three-eighths of one percent (3/8%) per annum. Each adjustment to the percentage used to calculate the Commitment Fee shall be effective five (5) Business Days following Agent's receipt of the reports to be delivered by the Company pursuant to Sections 6.1(a),
     (b) and (c);

     4. WITHDRAWAL OF CERTAIN BANK AND REARRANGEMENT OF COMMITMENTS. The Withdrawing Bank executes below to evidence its understanding and agreement that it is withdrawing from the Credit Agreement and shall no longer have any rights or obligations thereunder and each remaining Bank agrees that its Commitment shall from and after the Effective Date of this Agreement be the amount set opposite its signature hereto: The Withdrawing Bank agrees to tender its Note to the Agent on the Effective Date for cancellation and each remaining Bank agrees to return its Note to the Agent on the Effective Date to be exchanged for a new Note in the amount of its Commitment as revised pursuant to this Agreement. The Agent shall promptly thereafter deliver such canceled Notes to the Company.

     5. ADDITION OF SECTION 5.18. Section 5.18 is hereby added to read as follows:

               YEAR 2000 REPRESENTATION. The Company is taking actions to determine that its computer systems are capable of processing periods for the year 2000 and beyond. The Company has assessed and continues to assess the impact of the year 2000 on its operations, including the development of cost estimates for and the extent of programming changes required to address the issue, and to date has determined the cost related thereto would not result in an Unmatured Default, a Default or a Material Adverse Effect. Also, the Company is assessing the impact of its customers' and vendors' compliance to year 2000 and what the impact will be on the Company's ongoing results of operations.

FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 3

     6. CERTIFICATES. This Agreement shall be effective as of the date first above written when executed by all parties hereto and consented to by the Guarantors as provided on the signature pages hereto, and upon receipt by the Agent of the following, each in form, substance and bearing a date satisfactory to the Agent and its counsel:

          a. A certificate of the Secretary or Assistant Secretary of the Company and the Guarantors, respectively, certifying (i) that, except as indicated therein, there has been no change to the articles of incorporation or bylaws of the Company or the Guarantors since the same were furnished to the Agent in connection with the execution of the Credit Agreement, and (ii) as to the name and title of the officers of the Company and the Guarantors and the authority of such officers to execute this Agreement.

          b. A certificate, signed by the Treasurer of the Company or the Chief Financial Officer of the Company, stating that as of the date of this Agreement and after giving effect to this Agreement the statements set forth in Sections 4.2(a), (b) and (g) of the Credit Agreement are true and correct.


     7. EFFECTIVENESS OF DOCUMENTS. Except as expressly modified hereby, all terms, provisions, representations, warranties, covenants and agreements of the Company and Haggar related to the Loans, whether contained in the Notes, the Credit Agreement and/or any of the other Loan Documents, are hereby ratified and confirmed by the Company and Haggar, and all such agreements shall be and shall remain in fill force and effect, enforceable in accordance with their terms.

     8. NO CLAIMS OR DEFENSES. Each of the Company and Haggar, by the execution of this Agreement, hereby declares that it has no offsets, claims, counterclaims, defenses or other causes of action against the Agent or the Banks related to any Loan, the Credit Agreement, any of the other Loan Documents or the modification of the Credit Agreement pursuant to this Agreement.

     9. AUTHORITY. Each of the Company and Haggar represents and warrants that all requisite corporate action necessary for it to enter into this Agreement has been taken.

     10. BINDING AGREEMENT. This Agreement shall be binding upon, and shall inure to the benefit of, each party hereto and such party's legal representatives, successors and assigns.

     11. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 4

     12. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                          [SEE SIGNATURES ON ATTACHED PAGES]

FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 5

EXECUTED as of the date first above written.


                         HAGGAR CLOTHING CO., a Nevada corporation, f/k/a Haggar Apparel Company


                         By: /s/ J.M. Haggar, III
                            ----------------------------------------
                              J.M. Haggar, III
                              Chief Executive Officer


                         HAGGAR CORP., a Nevada corporation


                         By: /s/ J.M. Haggar, III
                            ----------------------------------------
                              J.M. Haggar, III
                              Chief Executive Officer


THE BANKS                CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, f/k/a TEXAS
                         COMMERCE BANK National Association, Individually, as
                         the Agent
$22,222,222.22

                         By:
                            ----------------------------------------
                              Mae Kantipong
                              Vice President


$22,222,222.22           NATIONSBANK, N.A.,
                         successor-in-interest by merger to NationsBank of Texas, N.A.


                         By:
                            ----------------------------------------
                              Suzanne Johnson
                              Vice President

FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 6

EXECUTED as of the date first above written.


                         HAGGAR CLOTHING CO., a Nevada corporation, f/k/a Haggar Apparel Company


                         By:
                            ----------------------------------------
                              J.M. Haggar, III
                              Chief Executive Officer


                         HAGGAR CORP., a Nevada corporation


                         By:
                            ----------------------------------------
                              J.M. Haggar, III
                              Chief Executive Officer


THE BANKS                CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, f/k/a TEXAS
                         COMMERCE BANK National Association, Individually, as
                         the Agent
$22,222,222.22

                         By: /s/ Mae Kantipong
                            ----------------------------------------
                              Mae Kantipong
                              Vice President


$22,222,222.22           NATIONSBANK, N.A.,
                         successor-in-interest by merger to NationsBank of Texas, N.A.


                         By:
                            ----------------------------------------
                              Suzanne Johnson
                              Vice President

FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 7

EXECUTED as of the date first above written.


                         HAGGAR CLOTHING CO., a Nevada corporation, f/k/a Haggar Apparel Company


                         By:
                            ----------------------------------------
                              J.M. Haggar, III
                              Chief Executive Officer


                         HAGGAR CORP., a Nevada corporation


                         By:
                            ----------------------------------------
                              J.M. Haggar, III
                              Chief Executive Officer


THE BANKS                CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, f/k/a TEXAS
                         COMMERCE BANK National Association, Individually, as
                         the Agent
$22,222,222.22

                         By:
                            ----------------------------------------
                              Mae Kantipong
                              Vice President


$22,222,222.22           NATIONSBANK, N.A.,
                         successor-in-interest by merger to NationsBank of Texas, N.A.


                         By: /s/ Suzanne Johnson
                            ----------------------------------------
                              Suzanne Johnson
                              Vice President

FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 8

$18,518,518.51           COMERICA BANK-TEXAS


                         By: /s/ Paul L. Strange
                            ----------------------------------------
                              Paul L. Strange
                              Vice President


$11,111,111.12           THE FIRST NATIONAL BANK OF CHICAGO


                         By:
                            ----------------------------------------
                              Jenny A. Gilpin
                              Vice President


$14,814,814.81           THE BANK OF TOKYO-MITSUBISHI, LTD.,
                         DALLAS OFFICE


                         By:
                            ----------------------------------------
                              Douglas M. Barnell
                              Vice President


$0.00                    BANK OF SCOTLAND


                         By:
                            ----------------------------------------
                              Annie Chin Tat
                              Vice President


$11,111,111.12           NATIONAL CITY BANK, KENTUCKY,
                         f/k/a First National Bank of Louisville


                         By:
                            ----------------------------------------
                              Donald R. Pullen, Jr.
                              Vice President

FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 9

$18,518,518.51           COMERICA BANK-TEXAS


                         By:
                            ----------------------------------------
                              Paul L. Strange
                              Vice President


$11,111,111.12           THE FIRST NATIONAL BANK OF CHICAGO


                         By: /s/ Jenny A. Gilpin
                            ----------------------------------------
                              Jenny A. Gilpin
                              Vice President


$14,814,814.81           THE BANK OF TOKYO-MITSUBISHI, LTD.,
                         DALLAS OFFICE


                         By:
                            ----------------------------------------
                              Douglas M. Barnell
                              Vice President


$0.00                    BANK OF SCOTLAND


                         By:
                            ----------------------------------------
                              Annie Chin Tat
                              Vice President


$11,111,111.12           NATIONAL CITY BANK, KENTUCKY,
                         f/k/a First National Bank of Louisville


                         By:
                            ----------------------------------------
                              Donald R. Pullen, Jr.
                              Vice President


FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 10

$18,518,518.51           COMERICA BANK-TEXAS


                         By:
                            ----------------------------------------
                              Paul L. Strange
                              Vice President


$11,111,111.12           THE FIRST NATIONAL BANK OF CHICAGO


                         By:
                            ----------------------------------------
                              Jenny A. Gilpin
                              Vice President


$14,814,814.81           THE BANK OF TOKYO-MITSUBISHI, LTD.,
                         DALLAS OFFICE


                         By: /s/ Douglas M. Barnell
                            ----------------------------------------
                              Douglas M. Barnell
                              Vice President


$0.00                    BANK OF SCOTLAND


                         By:
                            ----------------------------------------
                              Annie Chin Tat
                              Vice President



$11,111,111.12           NATIONAL CITY BANK, KENTUCKY,
                         f/k/a First National Bank of Louisville


                         By:
                            ----------------------------------------
                              Donald R. Pullen, Jr.
                              Vice President


FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 11

$18,518,518.51           COMERICA BANK-TEXAS


                         By:
                            ----------------------------------------
                              Paul L. Strange
                              Vice President


$11,111,111.12           THE FIRST NATIONAL BANK OF CHICAGO


                         By:
                            ----------------------------------------
                         Jenny A. Gilpin
                         Vice President


$14,814,814.81           THE BANK OF TOKYO-MITSUBISHI, LTD.,
                         DALLAS OFFICE


                         By:
                            ----------------------------------------
                              Douglas M. Barnell
                              Vice President


$0.00                    BANK OF SCOTLAND


                         By: /s/ Annie Chin Tat
                            ----------------------------------------
                              Annie Chin Tat
                              Vice President


$11,111,111.12           NATIONAL CITY BANK, KENTUCKY,
                         f/k/a First National Bank of Louisville


                         By:
                            ----------------------------------------
                              Donald R. Pullen, Jr.
                              Vice President

FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 12

$11,111,111.12           NATIONAL CITY BANK OF KENTUCKY f/k/a First
                         National Bank of Louisville


                         By: /s/ Thomas M. Gurbach
                            ----------------------------------------
                              Thomas M. Gurbach
                              Vice President


FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 13

                                  CONSENT OF HAGGAR


Haggar hereby (a) acknowledges its consent to this Agreement, (b) ratifies and confirms all terms and provisions of the Parent Guaranty, (c) agrees that the Parent Guaranty is and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Parent Guaranty, (e) reaffirms all agreements and obligations under the Parent Guaranty with respect to the Loans, the Notes, the Credit Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified by this Agreement, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Agreement has been taken.


                         HAGGAR CORP.,
                         a Nevada corporation


                         By: /s/ J.M. Haggar, III
                            -----------------------------------------
                              J.M. Haggar, III
                              Chief Executive Officer


                              Dated as of June 30, 1998.

FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 14

                       CONSENT OF DOMESTIC SUBSIDIARIES


Each of the undersigned Subsidiaries hereby (a) acknowledges its consent to this Agreement, (b) ratifies and confirms all terms and provisions of the Subsidiary Guaranty to which it is a signatory, (c) agrees that the Subsidiary Guaranty to which it is a signatory is and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Subsidiary Guaranty to which it is a signatory, (e) reaffirms all agreements and obligations under the Subsidiary Guaranty to which it is a signatory with respect to the Loans, the Notes, the Credit Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified by this Agreement, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Agreement has been taken.

                                       BOWIE MANUFACTURING COMPANY,
                                       a Nevada corporation


                                       By:   /s/ J.M. Haggar, III
                                          -----------------------------------
                                            J.M. Haggar, III
                                            Chairman/Chief Executive Officer


                                       CORSICANA COMPANY,
                                       a Nevada corporation


                                       By:   /s/ J.M. Haggar, III
                                          -----------------------------------
                                            J.M. Haggar, III
                                            Chairman/Chief Executive Officer


                                       DALLAS PANT MANUFACTURING COMPANY,
                                       a Nevada corporation


                                       By:   /s/ J.M. Haggar, III
                                          -----------------------------------
                                            J.M. Haggar, III
                                            Chairman/Chief Executive Officer


FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 15

                                       GREENVILLE PANT MANUFACTURING COMPANY,
                                       a Nevada corporation


                                       By:   /s/ J.M. Haggar, III
                                          -----------------------------------
                                            J.M. Haggar, III
                                            Chairman/Chief Executive Officer


                                       MCKINNEY PANT MANUFACTURING COMPANY,
                                       a Nevada corporation


                                       By:   /s/ J.M. Haggar, III
                                          -----------------------------------
                                            J.M. Haggar, III
                                            Chairman/Chief Executive Officer


                                       OLNEY MANUFACTURING COMPANY,
                                       a Nevada corporation


                                       By:   /s/ J.M. Haggar, III
                                          -----------------------------------
                                            J.M. Hagger, III
                                            Chairman/Chief Executive Officer


                                       WAXAHACHIE GARMENT COMPANY,
                                       a Nevada corporation


                                       By:   /s/ J.M. Haggar, III
                                          -----------------------------------
                                            J.M. Haggar, III
                                            Chairman/Chief Executive Officer


FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 16

                                       LA ROMANA MANUFACTURING CORPORATION,
                                       a Nevada corporation


                                       By:   /s/ J.M. Haggar, III
                                          -----------------------------------
                                            J.M. Haggar, III
                                            Chairman/Chief Executive Officer


                                       HAGGAR SERVICES, INC.,
                                       a Texas corporation


                                       By:   /s/ J.M. Haggar, III
                                          -----------------------------------
                                            J.M. Haggar, III
                                            Chairman/Chief Executive Officer


                                       AIRHAGGAR, INC., f/k/a HAGAIR, INC.,
                                       a Texas corporation


                                       By:   /s/ J.M. Haggar, III
                                          -----------------------------------
                                            J.M. Haggar, III
                                            Chairman/Chief Executive Officer


                                       DUNCAN MANUFACTURING COMPANY,
                                       an Oklahoma corporation


                                       By:   /s/ J.M. Haggar, III
                                          -----------------------------------
                                            J.M. Haggar, III
                                            Chairman/Chief Executive Officer


FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 17

                                       WESLACO CUTTING, INC.,
                                       a Nevada corporation


                                       By:   /s/ J.M. Haggar, III
                                          -----------------------------------
                                            J.M. Haggar, III
                                            Chairman/Chief Executive Officer


                                       WESLACO SEWING, INC.,
                                       a Nevada corporation


                                       By:   /s/ J.M. Haggar, III
                                          -----------------------------------
                                            J.M. Haggar, III
                                            Chairman/Chief Executive Officer


                                       HAGGAR DIRECT, INC.,
                                       a Nevada corporation


                                       By:   /s/ J.M. Haggar, III
                                          -----------------------------------
                                            J.M. Hagger, III
                                            Chairman/Chief Executive Officer


                                       Dated as of June 30, 1998.


FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT      Page 18